PROVISIONS	12 Months Ended
Dec. 31, 2020
Provisions [abstract]
PROVISIONS	PROVISIONS
    Changes in provisions were as follows:

	At December 31, 2019	Additional provisions	Utilization	Releases	Translation differences and other	At December 31, 2020
	(€ thousand)
Warranty and recall campaigns	107,811	36,135	(30,589)	(6,044)	(371)	106,942
Legal proceedings and disputes	27,097	4,392	(1,610)	(4,149)	619	26,349
Other risks	30,664	7,526	(2,635)	(12,078)	(1,433)	22,044
Total provisions	165,572	48,053	(34,834)	(22,271)	(1,185)	155,335
Warranty and recall campaigns
    The provision for warranty and recall campaigns represents the best estimate of commitments given by the Group for contractual, legal, or constructive obligations arising from product warranties given for a specified period of time. Such provisions are recognized upon shipment.
    The warranty and recall campaigns provision is estimated on the basis of the Group’s past experience and contractual terms. Related costs are recognized within cost of sales.
    Following an industry-wide recall in 2016, the Group initiated a global recall campaign on cars mounted with Takata airbags manufactured using non-desiccated phase stabilized ammonium nitrate. Due to the uncertainty of recoverability of the costs from Takata, the Group recognized an aggregate provision of €36,994 thousand in 2016 within cost of sales. At December 31, 2020, the provision amounted to €6,831 thousand (€15,519 thousand at December 31, 2019). The gradual decrease in the provision reflects the performance of recall activities by the Group.
Legal proceedings and disputes
    The provision for legal proceedings and disputes represents management’s best estimate of the expenditures expected to be required to settle or otherwise resolve legal proceedings and disputes. This class of claims relates to allegations by contractual counterparties that the Group has violated the terms of the arrangements, including by terminating the applicable relationships. Judgments in these proceedings may be issued in 2021 or beyond, although any such judgments may remain subject to ongoing judicial review. While the outcome of these proceedings is uncertain, any losses in excess of the provisions recorded are not expected to be material to the Group’s financial condition or results of operations.
    Additions to the provision for legal proceedings and disputes are recognized within other expenses, net.
Other risks
    The provision for other risks are related to disputes and matters which are not subject to legal proceedings, including disputes with suppliers, distributors, employees and other parties, as well as environmental risks.
    The releases of the provision for other risks primarily relates to favorable developments in emissions regulations, mainly due to more favorable pricing of emissions certificates as well as favorable developments in emissions regulations received by the National Highway Traffic Safety Administration
    The following table presents where the additional provisions to other risks recognized for the years ended December 31, 2020, 2019 and 2018 were recorded within the consolidated income statement.

	For the years ended December 31,
	2020	2019	2018
	(€ thousand)
Recorded in the consolidated income statement within:
Cost of sales	6,352	9,563	11,420
Selling, general and administrative costs	1,174	2,830	—
Total	7,526	12,393	11,420